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EXHIBIT 23.

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Form S-8 Registration Statements No.33-64188 and 33-85826.




                                   ARTHUR ANDERSEN LLP



Louisville, Kentucky
October 18, 1996


                                      E-73